Allowance for Credit Losses	12 Months Ended
Dec. 31, 2022
Credit Loss [Abstract]
Allowance for Credit Losses	Allowance for Credit Losses
The total allowance for credit losses is entirely related to reinsurance recoverables and was $0.5 million and $0.3 million as of December 31, 2022 and 2021, respectively.
For the year ended December 31, 2022, the net increase in the allowance for credit losses that increased pre-tax income was $0.2 million, which is included in underwriting, general and administrative expenses.
Reinsurance Recoverables
As part of the Company’s overall risk and capacity management strategy, reinsurance is used to mitigate all risks underwritten by the Company. The Company is exposed to the credit risk of reinsurers, as the Company remains liable to insureds regardless of whether related reinsurance recoverables are collected. As of December 31, 2022 and 2021, reinsurance recoverables totaled $459.2 million and $435.7 million, respectively, the majority of which are protected from credit risk by various types of collateral or other risk mitigation mechanisms, such as trusts and letters of credit or by withholding the assets in a modified coinsurance or funds withheld arrangement.
The Company utilizes external credit ratings published by S&P Global Ratings, a division of S&P Global Inc., at the balance sheet date when determining the allowance. Where rates are not available, the Company assigns default credit ratings based on if the reinsurer is authorized or unauthorized. Of the total recoverables subject to the allowance,97% were rated A- or better and 3% were rated BBB or BB for the year ended December 31, 2022; and 99% were rated A- or better and 1% were rated BBB or BB for the year ended December 31, 2021.
The following table presents the changes in the allowance for credit losses for reinsurance recoverables for the periods indicated:

Total
Balance, December 31, 2020	$0.4
Current period change for credit losses	(0.1)
Balance, December 31, 2021	0.3
Current period change for credit losses	$0.2
Balance, December 31, 2022	$0.5
For the year ended December 31, 2022, the current period change for credit losses was $0.2 million, primarily due to an increase in reserves without a corresponding increase in collateral held as security under the reinsurance agreements. For the year ended December 31, 2021, the current period change for credit losses was $(0.1) million, primarily due to to an increase in collateral held as security under the reinsurance agreements. When determining the allowances as of December 31, 2022 and 2021, the Company did not increase default probabilities by reinsurer since there had been no credit rating downgrades or major negative credit indications of the Company's reinsurers that has impacted rating. The allowance may be increased and income reduced in future periods if there are future ratings downgrades or other measurable information supporting an increase in reinsurer default probabilities, including collateral reductions.